UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2016 (July 20, 2016)

Realogy Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Realogy Group LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Park Avenue

Madison, NJ 07940

(Address of principal executive offices) (Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 20, 2016, Realogy Group LLC, a Delaware limited liability company (“Realogy Group”), an indirect wholly-owned subsidiary of Realogy Holdings Corp. (“Realogy Holdings” and, together with its wholly-owned subsidiaries, including Realogy Group, collectively, the “Company,” “we,” “us” or “our”), refinanced certain indebtedness by (1) borrowing a new tranche of term loans under its Term Loan A senior secured credit facility of $355 million with a five-year maturity and (2) refinancing its existing Term Loan B of $1.863 billion due March 2020 under its senior secured credit facility with a new Term Loan B of $1.1 billion due July 2022. Simultaneously, the net proceeds from the new tranche of term loans under the Term Loan A senior secured credit facility and the new Term Loan B together with revolver borrowings of $225 million under the senior secured credit facility and cash on hand were used to repay the existing $1.863 billion Term Loan B. References to “Intermediate Holdings” contained herein refer to Realogy Intermediate Holdings LLC, the direct wholly-owned subsidiary of Realogy Holdings and the holder of all of the outstanding membership interests of Realogy Group.

Item 1.01.	Entry into a Material Definitive Agreement.

1. First Amendment to Term Loan A Agreement

On July 20, 2016, Realogy Group entered into a first amendment to the Term Loan A senior secured credit agreement, dated as of October 23, 2015, with Intermediate Holdings, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent for the lenders (the “First Amendment” and the Term Loan A senior secured credit agreement, as so amended, the “Term Loan A Agreement”).

The First Amendment provides for a new tranche of Term Loan A borrowings, named “Term A-1 Loans,” in the amount of $355 million (the “New Term A-1 Loans”) that mature on July 20, 2021. JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank plc, Citizens Bank, N.A., Credit Agricole Corporate and Investment Bank, Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA and SunTrust Robinson Humphrey, Inc. acted as joint lead arrangers and joint bookrunners for the New Term A-1 Loans.

Consistent with the pricing on the existing Term A loans, the interest rates with respect to the New Term A-1 Loans under the Term Loan A Agreement are based on, at our option, adjusted LIBOR plus 2.25% or ABR plus 1.25%, in each case subject to adjustment based on the Company’s senior secured leverage ratio. The First Amendment expands the pricing grid for the New Term A-1 Loans to include a new pricing adjustment where the senior secured leverage ratio is less than 2.00% as follows:

Senior Secured Leverage Ratio	Applicable LIBOR Margin	Applicable ABR Margin
Greater than 3.50 to 1.00	2.50%	1.50%

Less than or equal to 3.50 to 1.00 but greater than or equal to 2.50 to 1.00	2.25%	1.25%

Less than 2.50 to 1.00 but greater than or equal to 2.00 to 1.00	2.00%	1.00%

Less than 2.00 to 1.00	1.75%	0.75%

The New Term Loan A-1 Loans provide for quarterly amortization payments on the last day of each quarter, totaling per annum 2.5%, 2.5%, 5.0%, 7.5% and 10.0% of the original principal amount of the New Term Loan A-1 Loans, commencing September 30, 2016, with the balance of the New Term A-1 Loans due in full on July 20, 2021.

All other material provisions under the Term Loan A Agreement remain substantially unchanged.

The descriptions of the provisions of the First Amendment are qualified in their entirety by reference to the full and complete terms of the First Amendment which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

2. Third Amendment to Amended and Restated Credit Agreement

On July 20, 2016, Realogy Group entered into a third amendment to the Amended and Restated Credit Agreement, dated as of March 5, 2013, as amended, among Intermediate Holdings, Realogy Group, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto (the “Third Amendment” and, together with the Amended and Restated Credit Agreement as so amended, the “Credit Agreement”).

The Third Amendment replaced the existing $1.863 billion term loan issued under the Credit Agreement through a refinancing of the existing term loan with a new $1.1 billion Term Loan B due July 20, 2022 (the “New Term Loan B”). Net proceeds from the New Term A-1 Loans, the New Term Loan B, revolver borrowings of $225 million under the Credit Agreement and cash on hand were used to repay the existing Term Loan B. The interest rate and amortization with respect to the New Term Loan B remains unchanged from the existing Term Loan B and all other material provisions under the Credit Agreement remain substantially unchanged.

JPMorgan Chase Bank, N.A., BMO Capital Markets Corp., Barclays Bank plc, Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank, Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA and SunTrust Robinson Humphrey, Inc. acted as joint lead arrangers and joint bookrunners for the New Term Loan B.

The descriptions of the provisions of the Third Amendment are qualified in their entirety by reference to the full and complete terms of the Third Amendment which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

***

Affiliates of JPMorgan Chase Bank, N.A., as well as certain of the lenders party to the agreements referenced in this Item 1.01, have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with the Company and its affiliates. They have received (or will receive) customary fees and commissions for these transactions.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment, dated as of July 20, 2016, to the Term Loan A Agreement, dated as of October 23, 2015, among Realogy Intermediate Holdings LLC, Realogy Group LLC, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

10.2	Third Amendment, dated as of July 20, 2016, to the Amended and Restated Credit Agreement, dated as of March 5, 2013, as amended, among Realogy Intermediate Holdings LLC, Realogy Group LLC, the several lenders parties thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other agents parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ ANTHONY E. HULL

Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer

Date: July 22, 2016

REALOGY HOLDINGS CORP.

By:	/s/ ANTHONY E. HULL

Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer

Date: July 22, 2016

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	First Amendment, dated as of July 20, 2016, to the Term Loan A Agreement, dated as of October 23, 2015, among Realogy Intermediate Holdings LLC, Realogy Group LLC, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

10.2	Third Amendment, dated as of July 20, 2016, to the Amended and Restated Credit Agreement, dated as of March 5, 2013, as amended, among Realogy Intermediate Holdings LLC, Realogy Group LLC, the several lenders parties thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other agents parties thereto.